SUMMARY PROSPECTUS

FEBRUARY 1, 2011, AS SUPPLEMENTED AUGUST 24, 2011

TIAA-CREF BOND FUND

of the TIAA-CREF Funds

Class Ticker: Retail TIORX Retirement TIDRX Premier TIDPX Institutional TIBDX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.tiaa-cref.org/tcfb.You can also get this information at no cost by calling 800 223-1200 or by sending an e-mail request to disclosure@tiaa-cref.org. The Fund’s prospectus, dated February 1, 2011, as subsequently supplemented, and Statement of Additional Information, dated February 1, 2011, as subsequently supplemented, and the sections of the Fund’s shareholder report dated September 30, 2010 from “Summary Portfolio of Investments” through “Notes to Financial Statements,” are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The Fund seeks as favorable a long-term total return through income as is consistent with preserving capital, primarily from investment-grade fixed-income securities.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

	Retail Class	Retirement Class	Premier Class	Institutional Class
Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%	0%	0%	0%
Maximum Deferred Sales Charge	0%	0%	0%	0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%	0%	0%	0%
Redemption or Exchange Fee	0%	0%	0%	0%
Account Maintenance Fee (annual fee on accounts under $2,000)	$15.00	0%	0%	0%

TIAA-CREF Bond Fund  ■  Summary Prospectus     1

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Retail Class	Retirement Class	Premier Class	Institutional Class
Management Fees	0.29%	0.29%	0.29%	0.29%
Distribution (Rule 12b-1) Fees[1]	0.13%	—	0.15%	—
Other Expenses	0.10%	0.29%	0.04%	0.04%
Total Annual Fund Operating Expenses	0.52%	0.58%	0.48%	0.33%
Waivers and Expense Reimbursements[2]	—	—	—	—
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.52%	0.58%	0.48%	0.33%

1 The Retail Class of the Fund has adopted a Distribution (12b-1) Plan that reimburses the Fund’s distributor, Teachers Personal Investors Services, Inc. (“TPIS”), for providing distribution, promotional and shareholder services to the Retail Class shares at the annual rate of up to 0.25% of average daily net assets attributable to Retail Class shares. Because reimbursements are currently below the Retail Plan’s maximum rate, the fees shown in the chart for the Plan are estimated reimbursements for the current year.

2 Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”), has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed: (i) 0.70% of average daily net assets for Retail Class shares; (ii) 0.60% of average daily net assets for Retirement Class shares; (iii) 0.50% of average daily net assets for Premier Class shares; and (iv) 0.35% of average daily net assets for Institutional Class shares of the Fund. These expense reimbursement arrangements will continue through at least September 30, 2012, unless changed with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place through September 30, 2012 but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Retail Class	Retirement Class	Premier Class	Institutional Class
1 Year	$53	$59	$49	$34
3 Years	$167	$186	$154	$106
5 Years	$291	$324	$269	$185
10 Years	$653	$726	$604	$418

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may

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indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended September 30, 2010, the Fund’s portfolio turnover rate was 216% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its assets in bonds. For these purposes, bonds include fixed-income securities of all types. The Fund primarily invests in a broad range of investment-grade bonds and fixed-income securities, including, but not limited to, U.S. Government securities, corporate bonds and mortgage-backed or other asset backed securities. The Fund also invests in other fixed-income securities. The Fund does not rely exclusively on rating agencies when making investment decisions. Instead, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”), also does its own credit analysis, paying particular attention to economic trends and other market events. Individual securities or sectors are then overweighted or underweighted relative to the Fund’s benchmark index, the Barclays Capital U.S. Aggregate Bond Index, when Advisors believes that the Fund can take advantage of what appear to be undervalued, overlooked or misunderstood issuers that offer the potential to boost returns above that of the index. For purposes of the 80% investment policy, the term “assets” means net assets, plus the amount of any borrowings for investment purposes.

The Fund is managed to maintain an average duration that is similar to the Barclays Capital U.S. Aggregate Bond Index. Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. As of December 31, 2010, the duration of the Barclays Capital U.S. Aggregate Bond Index was 4.98 years. By keeping the duration of the Fund close to that of the index, the returns due to changes in interest rates should be similar between the Fund and the index.

The Fund’s investments in mortgage-backed securities can include pass-through securities sold by private, governmental and government-related organizations and collateralized mortgage obligations (“CMOs”). Mortgage pass-through securities are created when mortgages are pooled together and interests in the pool are sold to investors. The cash flow from the underlying mortgages is “passed through” to investors in periodic principal and interest payments. CMOs are obligations that are fully collateralized directly or indirectly by a pool of mortgages from which payments of principal and interest are dedicated to the payment of principal and interest on the CMO.

The Fund may use an investment strategy called “mortgage rolls” (also referred to as “dollar rolls”), in which the Fund sells securities for delivery in the current month and simultaneously contracts with a counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest

TIAA-CREF Bond Fund  ■  Summary Prospectus     3

paid on the securities sold. However, the Fund would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) plus the interest earned on the short-term investment awaiting the settlement date of the forward purchase. If such benefits exceed the income and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage roll, the use of this technique will enhance the investment performance of the Fund compared with what such performance would have been without the use of mortgage rolls. Realizing benefits from the use of mortgage rolls depends upon the ability of Advisors to predict correctly mortgage prepayments and interest rates.

The Fund may also engage in duration-neutral relative value trading, a strategy in which the Fund buys and sells bonds of identical credit quality but different maturity dates in an attempt to take advantage of spread differentials along the yield curve (i.e., differences in yield between short-term and long-term securities). The duration-neutral relative value trading strategy is designed to enhance the Fund’s returns but increases the Fund’s portfolio turnover rate.

The Fund may invest in foreign securities, including emerging markets fixed-income securities and non-dollar denominated instruments. Under most circumstances, the Fund’s investments in fixed-income securities of foreign issuers constitute less than 20% of the Fund’s assets.

PRINCIPAL INVESTMENT RISKS

You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio securities, typically is subject to the following principal investment risks:

• Interest Rate Risk (a type of Market Risk)—The risk that increases in interest rates can cause the prices of fixed-income securities to decline.

• Prepayment Risk—The risk that during periods of falling interest rates, borrowers pay off their mortgage loans sooner than expected, forcing the Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income.

• Extension Risk—The risk that during periods of rising interest rates, borrowers pay off their mortgage loans later than expected, preventing the Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available.

• Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the security over short or extended periods of time.

• Income Volatility Risk—The risk that the level of current income from a portfolio of fixed-income securities declines in certain interest rate environments.

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• Credit Risk (a type of Company Risk)—The risk that the issuer of bonds may not be able to meet interest or principal payments when the bonds become due.

• Call Risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in the Fund’s income.

• Fixed-Income Foreign Investment Risk—Investment in fixed-income securities of foreign issuers involves increased risks due to adverse issuer, political, regulatory, currency, market or economic developments. These developments may impact the ability of a foreign debt issuer to make timely and ultimate payments on its debt obligations to the Fund or impair the Fund’s ability to enforce its rights against the foreign debt issuer. These risks are heightened in emerging or developing markets.

• Active Management Risk—The risk that securities selection by the Fund’s investment adviser could cause the Fund to underperform its benchmark index or mutual funds with similar investment objectives.

• Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for the Fund to properly value the portfolio securities in which it invests and that the Fund may not be able to purchase or sell a security at an attractive price, if at all.

• Mortgage Roll Risk—The risk that Advisors will not correctly predict mortgage prepayments and interest rates, which will diminish the Fund’s performance.

• Downgrade Risk—The risk that securities are subsequently downgraded should Advisors and/or rating agencies believe the issuer’s business outlook or creditworthiness has deteriorated.

There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see the non-summary portion of the prospectus for more detailed information about the risks described above.

PAST PERFORMANCE

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Institutional Class of the Fund, before taxes, in each full calendar year classfor the last ten years. Because the expenses vary across share classes, the performance of the Institutional Class will vary from the other share classes. Below the bar chart are the best and worst returns of the Institutional Class for a calendar quarter during the preceding ten-year period. The performance table following the bar chart shows the Fund’s average annual total returns for the Institutional Class, Retirement Class, Premier Class and Retail Class over the one-year, five-year, ten-year and

TIAA-CREF Bond Fund  ■  Summary Prospectus     5

since-inception periods (where applicable) ended December 31, 2010, and how those returns compare to those of the Fund’s benchmark index. After-tax performance is shown only for Institutional Class shares, and after-tax returns for the other Classes of shares will vary from the after-tax returns presented for Institutional Class shares.

The returns shown below reflect previous agreements by the Fund’s investment adviser to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The benchmark index listed below is unmanaged, and you cannot invest directly in the index. The returns for the index reflect no deduction for fees, expenses or taxes. For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa-cref.org.

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS SHARES (%)

Best quarter: 5.02%, for the quarter ended September 30, 2001. Worst quarter: -2.31%, for the quarter ended June 30, 2004.

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AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2010

	One Year	Five Years	Ten Years
Institutional Class (Inception: July 1, 1999)
Return Before Taxes	6.96%	5.34%	5.63%
Return After Taxes on Distributions	5.42%	3.69%	3.68%
Return After Taxes on Distributions and Sale of
Fund Shares	4.56%	3.59%	3.65%
Barclays Capital U.S. Aggregate Bond Index	6.54%	5.80%	5.84%
Retail Class (Inception: March 31, 2006)
Return Before Taxes	6.69%	5.18%*	5.55%*
Retirement Class (Inception: March 31, 2006)
Return Before Taxes	6.63%	5.07%*	5.49%*
Premier Class (Inception: September 30, 2009)
Return Before Taxes	6.90%	5.31%*	5.62%*

Current performance of the Fund’s shares may be higher or lower than that shown above.

* The performance shown for the Retail, Retirement and Premier Classes that is prior to their inception dates is based on performance of the Fund’s Institutional Class. The performance for these periods has not been restated to reflect higher expenses of the Retail, Retirement and Premier Classes. If those expenses had been reflected, the performance would have been lower.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class and after-tax returns for other classes will vary.

For the Fund’s most current 30-day yield, please call the Fund at 800 842-2252.

PORTFOLIO MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

Portfolio Managers. The following persons manage the Fund on a day-to-day basis:

Name:	Joseph Higgins, CFA	John M. Cerra	Steven Raab, CFA
Title:	Managing Director	Managing Director	Managing Director
Experience on Fund:	Since 2011	Since 2003	Since 2011

PURCHASE AND SALE OF FUND SHARES

Retail Class shares are available for purchase through certain financial intermediaries or by contacting the Fund directly at 800 223-1200 or www.tiaa-cref.org. Retirement Class and Premier Class shares are generally available for purchase through employee benefit plans or other types of savings plans or

TIAA-CREF Bond Fund  ■  Summary Prospectus     7

accounts. Institutional Class shares are available for purchase directly from the Fund by certain eligible investors or through financial intermediaries.

• The minimum initial investment for Retail Class shares is $2,000 for Traditional IRA, Roth IRA and Coverdell accounts and $2,500 for all other account types. Subsequent investments for all account types must be at least $100.

• There is no minimum initial or subsequent investment for Retirement Class shares. Retirement Class shares are primarily offered through employer-sponsored employee benefit plans.

• There is a $100 million aggregate plan size and $1 million initial minimum plan-level investment requirement for Premier Class shares. Premier Class shares are offered through certain financial intermediaries and employer-sponsored employee benefit plans.

• The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

Redeeming Shares. You can redeem (sell) your shares of the Fund at any time. If your shares are held through a third party, please contact that person for applicable redemption requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

Exchanging Shares. You can exchange shares of the Fund for the same class of shares of any other funds offered by the TIAA-CREF Funds at any time, subject to the limitations described in the Market Timing/Excessive Trading Policy section in the statutory prospectus or any limitations imposed by a third party when shares are held through a third party. Exchanges involving shares of the Fund held less than 60 calendar days may be subject to the Redemption Fee addressed in “Fees and Expenses” above.

TAX INFORMATION

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

PAYMENTS TO BROKER-DEALERS AND OTHER
FINANCIAL INTERMEDIARY COMPENSATION

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another

8     Summary Prospectus  ■  TIAA-CREF Bond Fund

investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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